Third Quarter 2017 Results Presentation Thursday, November 9, 2017

2 www.grocerycenterREIT2.com Agenda R. Mark Addy - President and COO • Portfolio Results • Financial Results • Share Repurchase Program (SRP)

3 www.grocerycenterREIT2.com Forward-Looking Statement Disclosure This presentation and the corresponding call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the quality of the Company’s portfolio of grocery anchored shopping centers and other non- historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, such as the risks that retail conditions may adversely affect our base rent and, subsequently, our income, and that our properties consist primarily of retail properties and our performance, therefore, is linked to the market for retail space generally, as well as other risks described under the section entitled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, the corresponding call, and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

4 www.grocerycenterREIT2.com Q3 2017 Portfolio Highlights • 83 total properties: • 23 leading grocery anchors • 24 states • 10.0 million square feet • 94.8% leased occupancy • 77.5% of rents from grocery, national and regional tenants

5 www.grocerycenterREIT2.com Grocer % of ABR # of Locations Publix Super Markets 6.5% 17 Albertsons Companies 6.0% 12 Ahold Delhaize 5.3% 6 Walmart 4.5% 6 Kroger 4.0% 11 Top 5 Grocers by % of Annualized Base Rent Annualized Base Rent by Tenant Type Annualized Base Rent by Tenant Industry We calculate annualized base rent as monthly contractual rent as of September 30, 2017, multiplied by 12 months. Q3 2017 Portfolio Highlights

6 www.grocerycenterREIT2.com Name Location Grocer GLA Ormond Beach Mall Ormond Beach, FL Publix 94,275 Mansfield Market Centre Mansfield, TX Sprouts 55,400 Heritage Plaza Carol Sream, IL Jewel Osco 128,870 Ormond Beach Mall Heritage Plaza Q3 2017 Acquisition Highlights Mansfield Market Centre

7 www.grocerycenterREIT2.com Three Months Ended September 30, (in 000s) 2017 2016 $ Change % Change Net Loss $ (5,857) $ 48 $ (5,905) NM Adjustments(1) $ 18,549 $ 15,126 $ 3,423 22.6 % Funds from Operations (FFO) $ 12,692 $ 15,174 $ (2,482) (16.4)% Adjustments(2) $ 4,356 $ (971) $ 5,327 NM Modified Funds from Operations (MFFO) $ 17,048 $ 14,203 $ 2,845 20.0 % Q3 2017 Financials 3 Month Results (1) Adjustments include Depreciation and amortization of real estate assets, and Depreciation and amortization related to unconsolidated JV. (2) Adjustments include Net amortization of above- and below-market leases, Straight-line rental income, Acquisition expenses, Termination of affiliate arrangements, Amortization of market debt adjustment, Gain on extingquishment of debt, Change in fair value of derivatives, and Adjustments related to unconsolidated joint venture. See Appendix for a complete reconciliation of Net loss to FFO and MFFO

8 www.grocerycenterREIT2.com Nine Months Ended September 30, (in 000s) 2017 2016 $ Change % Change Net Loss $ (7,196) $ (3,153) $ (4,043) 128.2 % Adjustments(1) $ 53,957 $ 38,130 $ 15,827 41.5 % Funds from Operations (FFO) $ 46,761 $ 34,977 $ 11,784 33.7 % Adjustments(2) $ 1,153 $ 3,894 $ (2,741) (70.4)% Modified Funds from Operations (MFFO) $ 47,914 $ 38,871 $ 9,043 23.3 % Q3 2017 Financials 9 Month Results (1) Adjustments include Depreciation and amortization of real estate assets, Gain on contribution of properties to unconsolidated JV, and Depreciation and amortization related to unconsolidated JV. (2) Adjustments include Net amortization of above- and below-market leases, Straight-line rental income, Acquisition expenses, Termination of affiliate arrangements, Amortization of market debt adjustment, Gain on extingquishment of debt, Change in fair value of derivatives, and Adjustments related to unconsolidated joint venture. See Appendix for a complete reconciliation of Net loss to FFO and MFFO

9 www.grocerycenterREIT2.com Three Months Ended September 30, (in 000s) 2017 2016 $ Change % Change Revenues: Rental income(1) $ 17,784 $ 17,423 $ 361 Tenant recovery income 6,132 6,411 (279) Other property income 168 101 67 Total revenues 24,084 23,935 149 0.6 % Operating expenses: Property operating expenses 4,044 4,054 (10) Real estate taxes 3,508 3,883 (375) Total operating expenses 7,552 7,937 (385) (4.9)% Total Same-Center NOI $ 16,532 $ 15,998 $ 534 3.3% * Represents 51 properties that we owned and operated prior to January 1, 2016. NOI is defined as Net Operating Income 1) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income Q3 2017 Same-Center NOI* 3 Month Results

10 www.grocerycenterREIT2.com Nine Months Ended September 30, (in 000s) 2017 2016 $ Change % Change Revenues: Rental income(2) $ 53,128 $ 51,834 $ 1,294 Tenant recovery income 19,816 19,416 400 Other property income 386 329 57 Total revenues 73,330 71,579 1,751 2.4 % Operating expenses: Property operating expenses 12,502 12,349 153 Real estate taxes 11,835 11,935 (100) Total operating expenses 24,337 24,284 53 0.2 % Total Same-Center NOI $ 48,993 $ 47,295 $ 1,698 3.6% * Represents 51 properties that we owned and operated prior to January 1, 2016 1) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income Q3 2017 Same-Center NOI* 9 Month Results

11 www.grocerycenterREIT2.com • Debt to Total Enterprise Value: 40.9%* • Weighted-Average Interest Rate: 3.1% • Weighted-Average Years to Maturity: 3.9 • Fixed-Rate Debt: 69.9% • Variable-Rate Debt: 30.1% *Calculated as net debt (total debt, excluding below-market debt adjustments and deferred financing costs, less cash and cash equivalents) as a percentage of enterprise value (equity value, calculated as total common shares and OP units outstanding multiplied by the estimated value per share of $22.75, plus net debt). Q3 2017 Debt Profile

12 www.grocerycenterREIT2.com Our Share Repurchase Program (SRP) states that the cash available for repurchases on any particular date will generally be limited to the proceeds from the DRIP during the preceding four fiscal quarters, less any cash already used for repurchases since the beginning of the same period; however, subject to the limitation described above, we may use other sources of cash at the discretion of the board of directors. In accordance with the SRP, shares will still be repurchased due to a stockholder’s death, “qualifying disability,” or “determination of incompetence.” Share Repurchase Program

For More Information: Thank You InvestorRelations@PhillipsEdison.com www.grocerycenterREIT2.com DST: (888) 518-8073 Griffin Capital Securities: (866) 788-8614

Appendix

Reconciliation of Non-GAAP Financials

PHILLIPS EDISON
GROCERY CENTER REIT II

We present Same-Center Net Operating Income ("Same-Center NOI") as a supplemental measure of our performance. We define Net Operating Income ("NOI") as total operating revenues less property operating expenses, real estate taxes, and non-cash revenue items. Same-Center NOI represents the NOI for the 51 properties that were operational for the entire portion of both comparable reporting periods and that were not acquired during or subsequent to the comparable reporting periods. We believe that NOI and Same-Center NOI provide useful information to our investors about our financial and operating performance because each provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income. Because Same-Center NOI excludes the change in NOI from properties acquired after December 31, 2015, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Same-Center NOI, and accordingly, our Same-Center NOI may not be comparable to other REITs.

Same-Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, interest expense, depreciation and amortization, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations.

The table below is a comparison of the Same-Center NOI for the three and nine months ended September 30, 2017, to the three to nine months ended September 30, 2016

	Three Months Ended September 30,				Nine Months Ended September 30,			
(in 000s)	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Revenues:								
Rental income[1]	$ 17,784	$ 17,423	$ 361		$ 53,128	$ 51,834	$ 1,294	
Tenant recovery income	6,132	6,411	(279)		19,816	19,416	400	
Other property income	168	101	67		386	329	57	
	24,084	23,935	149	0.6%	73,330	71,579	1,751	2.4%
Operating expenses:								
Property operating expenses	4,044	4,054	(10)		12,502	12,349	153	
Real estate taxes	3,508	3,883	(375)		11,835	11,935	(100)	
	7,552	7,937	(385)	(4.9)%	24,337	24,284	53	0.2%
Total Same-Center NOI	$ 16,532	$ 15,998	$ 534	3.3%	$ 48,993	$ 47,295	$ 1,698	3.6%

[1]Excludes straight-line rental income, the net amortization of above- and below-market leases, and lease buyout income

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16 www.grocerycenterREIT2.com Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Net loss $ (5,857) $ 48 $ (7,196) $ (3,153) Adjusted to exclude: Straight-line rental income (771) (452) (2,261) (2,199) Net amortization of above- and below-market leases (566) (589) (1,782) (1,547) Lease buyout income — (145) (125) (294) General and administrative expenses 4,870 4,437 14,691 13,289 Acquisition expenses 240 579 499 8,570 Termination of affiliate arrangements 5,962 — 5,962 — Depreciation and amortization 18,037 14,933 52,573 41,045 Interest expense, net 5,691 3,371 15,617 7,074 Gain on contribution of properties to unconsolidated joint venture — — — (3,341) Other (19) 7 132 249 NOI 27,587 22,189 78,110 59,693 Less: NOI from centers excluded from Same-Center (11,055) (6,191) (29,117) (12,398) Total Same-Center NOI $ 16,532 $ 15,998 $ 48,993 $ 47,295 Below is a reconciliation of net loss to NOI and Same-Center NOI for the years ended September 30, 2017 and 2016 (in thousands): Reconciliation of Non-GAAP Financials

17 www.grocerycenterREIT2.com Funds from Operations and Modified Funds from Operations Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because it, when compared year to year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income. Since the definition of FFO was promulgated by NAREIT, GAAP has expanded to include several new accounting pronouncements, such that management and many investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use modified funds from operations (“MFFO”), which excludes from FFO the following items: · acquisition expenses; · straight-line rent amounts, both income and expense; · amortization of above- or below-market intangible lease assets and liabilities; · amortization of discounts and premiums on debt investments; · gains or losses from the early extinguishment of debt; · gains or losses on the extinguishment of derivatives, except where the trading of such instruments is a fundamental attribute of our operations; · gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting; · gains or losses related to consolidation from, or deconsolidation to, equity accounting; · adjustments related to the above items for unconsolidated entities in the application of equity accounting; costs to terminate affiliate arrangements. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods and, in particular, after our acquisition stage is complete, because MFFO excludes acquisition expenses that affect operations only in the period in which the property is acquired. Thus, MFFO provides helpful information relevant to evaluating our operating performance in periods in which there is no acquisition activity. Reconciliation of Non-GAAP Financials

18 www.grocerycenterREIT2.com Many of the adjustments in arriving at MFFO are not applicable to us. Nevertheless, as explained below, management’s evaluation of our operating performance may also exclude items considered in the calculation of MFFO based on the following economic considerations. · Adjustments for straight-line rents and amortization of discounts and premiums on debt investments-GAAP requires rental receipts and discounts and premiums on debt investments to be recognized using various systematic methodologies. This may result in income recognition that could be significantly different than underlying contract terms. By adjusting for these items, MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments and aligns results with management’s analysis of operating performance. The adjustment to MFFO for straight-line rents, in particular, is made to reflect rent and lease payments from a GAAP accrual basis to a cash basis. · Adjustments for amortization of above- or below-market intangible lease assets-Similar to depreciation and amortization of other real estate-related assets that are excluded from FFO, GAAP implicitly assumes that the value of intangibles diminishes ratably over the lease term and should be recognized in revenue. Since real estate values and market lease rates in the aggregate have historically risen or fallen with market conditions, and the intangible value is not adjusted to reflect these changes, management believes that by excluding these charges, MFFO provides useful supplemental information on the performance of the real estate. · Gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting-This item relates to a fair value adjustment, which is based on the impact of current market fluctuations and underlying assessments of general market conditions and specific performance of the holding, which may not be directly attributable to current operating performance. As these gains or losses relate to underlying long-term assets and liabilities, management believes MFFO provides useful supplemental information by focusing on the changes in core operating fundamentals rather than changes that may reflect anticipated, but unknown, gains or losses. · Adjustment for gains or losses related to early extinguishment of derivatives and debt instruments-Similar to extraordinary items excluded from FFO, these adjustments are not related to continuing operations. By excluding these items, management believes that MFFO provides supplemental information related to sustainable operations that will be more comparable between other reporting periods and to other real estate operators. Adjustment for costs to terminate affiliate arrangements-This adjustment relates to our agreement with our former advisor to terminate all remaining contractual and economic relationships between us and them, and is not related to continuing operations. By excluding these items, management believes that MFFO provides supplemental information related to sustainable operations that will be more comparable between other reporting periods and to other real estate operators. Neither FFO nor MFFO should be considered as an alternative to net income (loss) or income (loss) from continuing operations under GAAP, nor as an indication of our liquidity, nor is either of these measures indicative of funds available to fund our cash needs, including our ability to fund distributions. MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO and MFFO should be reviewed in connection with other GAAP measurements. FFO and MFFO should not be viewed as more prominent measures of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs. The following section presents our calculation of FFO and MFFO and provides additional information related to our operations. Reconciliation of Non-GAAP Financials

19 www.grocerycenterREIT2.com Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except per share amounts) 2017 2016 2017 2016 Calculation of FFO Net (loss) income $ (5,857) $ 48 $ (7,196) $ (3,153) Adjustments: Depreciation and amortization of real estate assets 18,037 14,933 52,573 41,045 Gain on contribution of properties to unconsolidated JV — — — (3,341) Depreciation and amortization related to unconsolidated JV 512 193 1,384 426 FFO $ 12,692 $ 15,174 $ 46,761 $ 34,977 Calculation of MFFO FFO $ 12,692 $ 15,174 $ 46,761 $ 34,977 Adjustments: Net amortization of above- and below-market leases (569) (589) (1,782) (1,547) Straight-line rental income (769) (452) (2,261) (2,199) Acquisition expenses 240 579 499 8,570 Termination of affiliate arrangements 5,962 — 5,962 — Amortization of market debt adjustment (263) (268) (797) (608) Gain on extinguishment of debt — (53) (11) (53) Change in fair value of derivatives (213) (217) (448) (317) Adjustments related to unconsolidated joint venture (32) 29 (9) 48 MFFO $ 17,048 $ 14,203 $ 47,914 $ 38,871 Weighted-average common shares outstanding - basic 46,545 46,219 46,529 46,168 Weighted-average common shares outstanding - diluted 46,548 46,221 46,533 46,170 FFO per share - basic and diluted $ 0.27 $ 0.33 $ 1.00 $ 0.76 MFFO per share - basic and diluted $ 0.37 $ 0.31 $ 1.03 $ 0.84 Reconciliation of Non-GAAP Financials